SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: OCTOBER 12, 2004
                        (Date of earliest event reported)



                            FRONT PORCH DIGITAL INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



                333-16031                             86-0793960
          (Commission File No.)                    (I.R.S. Employer
                                                  Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)

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         Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written  communications  pursuant to Rule 425 under the  Securities
             Act (17 CFR 230.425)

         |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

                  (c) Effective October 12, 2004, the registrant appointed Paul McKnight as Chief Financial Officer (and principal financial officer) in place of Matthew Richman, who previously served as the registrant's Chief Financial Officer (and principal financial officer) and Chief Operating Officer (and principal operating officer). Effective October 12, 2004, Mr. Richman was appointed Senior Vice President - Corporate Development of the registrant. Mr. Richman will continue to serve as the registrant's Treasurer.

                  Mr. McKnight has served on the registrant's Board of Directors since August 2002. From August 2002 to January 2003, Mr. McKnight served as the registrant's interim Chief Financial Officer. Since August 2001, Mr. McKnight has been the Chief Financial Officer of ManagedStorage International, Inc. ("MSI"), which was acquired by the registrant on August 18, 2004. From May 2000 to August 2001, Mr. McKnight served as Chief Financial Officer of Equity Pier LLC, a business advisory and venture capital firm. From January 1997 through May 2000, Mr. McKnight was the Chief Operating Officer and Chief Financial Officer of MCI WorldCom Wireless.

                  As of the date of this report, the registrant and Mr. McKnight have not entered into an employment agreement.

                  During the two years prior to the registrant's acquisition of MSI, Mr. McKnight served as Chief Financial Officer of MSI, in which capacity Mr. McKnight was paid a salary of $195,000 per annum.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01         OTHER EVENTS.

         On October 15, 2004, the registrant issued a press release announcing the appointment of Paul McKnight as Chief Financial Officer of the registrant and Matthew Richman as Senior Vice President - Corporate Development of the registrant, each, effective October 12, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    NUMBER   DOCUMENTS
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    99.1     Press  release  of  Front Porch Digital Inc. dated October 15, 2004 announcing  the  appointment  of  Paul McKnight  as Chief Financial
             Officer  and  Matthew Richman  as Senior Vice President - Corporate
             Development.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    FRONT PORCH DIGITAL INC.


Date:  October 15, 2004                             By: /s/THOMAS P. SWEENEY III
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                                                        Thomas P. Sweeney III
                                                        Chief Executive Officer